SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               September 12, 1997
                           -----------------------------
                                 Date of Report
                             (Date of Earliest Event
                                    Reported)



                          PHARMASYSTEMS HOLDINGS CORP.
                   ---------------------------------------------
                    (Exact Name of Registrant as Specified in
                                   its Charter)


        Colorado                     0-21851                  84-1189040
-------------------------    ------------------------    ----------------------
    (State or other           (Commission File No.)       (IRS Employer I.D.
    Jurisdiction of                                              No.)
     Incorporation)


                         7350 N.W. 7th Street, Suite 104
                              Miami, Florida 33126
                      ------------------------------------
                         (Address of Principal Executive
                                    Offices)


      Registrant's Telephone Number, Including Area Code: (305) 267-9500


                                 EURO-TEL, INC.
                        2851 South Parker Road, Suite 720
                             Aurora, Colorado 80014
                       --------------------------------------
              (Former Name or Former Address, if Changed Since Last
                                     Report)

ITEM 5.  OTHER EVENTS.

      Certain information has come to the Registrant's attention which indicates that revisions to previously filed financial statements of the Registrant and a predecessor entity, PharmaSystems Cost Containment Corp. ("PCCC"), will be required. The Registrant is diligently investigating this situation and will take all possible steps to ensure that all necessary revisions to any financial statements and any corresponding amendments to public securities filings are made as soon as possible. In connection with this situation the Registrant's outside auditors have withdrawn their audit report which had been issued in connection with PCCC's financial statements as of December 31, 1996 and 1995, for the year ended December 31, 1996 and for the nine months ended December 31, 1995, pending resolution of these issues.

      The Registrant has determined that revisions to the financial statements contained in the Registrant's Form 8-K/A which was filed with the Securities and Exchange Commission on July 14, 1997 will be required. Revisions to financial statements may also be required as an amendment to the Registrant's Form 10-QSB for the quarterly period ended June 30, 1997, which was filed with the Securities and Exchange Commission on August 19, 1997.

      The Registrant is taking all necessary steps to ensure that none of its securities are sold or traded until this situation is satisfactorily resolved and all public securities filings are amended accordingly.

      The Registrant will also issue a press release which describes this situation.

                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 12, 1997               PHARMASYSTEMS HOLDINGS CORP.
                                       -----------------------------------------
                                                     (Registrant)

                                                /s/ Aurelio E. Alonso
                                       -----------------------------------------
                                                     (Signature)
                                       Name:  Aurelio E. Alonso
                                       Its:  Executive Vice President and
                                       Chief Financial Officer